





INVESTOR PRESENTATION

JUNE 2017

ESSEX
PROPERTY TRUST, INC.

TABLE OF CONTENTS

ESSEX PROPERTY TRUST, INC.

ESSEX IS THE ONLY PUBLIC MULTIFAMILY REIT DEDICATED EXCLUSIVELY TO THE WEST COAST

ESSEX PROPERTY TRUST, INC.



SEATTLE
17% of NOI(1)
NORTHERN CA
39% of NOI(1)
San Francisco MD 9%
Oakland(2) 12%
Santa Clara 18%
SOUTHERN CA
44% of NOI(1)
Ventura 5%
Los Angeles 19%
Orange County 11%
San Diego 8%

- WA & CA REPRESENT 5TH HIGHEST GDP IN THE WORLD

- Dedicated to the urban and suburban **coastal markets** of California and Washington with **high barriers to housing construction**
- **Long track record of success with #1 shareholder return** of multifamily REITs[3] over the last 20 years
- Highest total return of all public REITs since IPO in 1994
- 23 year history of **increasing cash dividend**
- Top executives share an **average tenure of roughly 18 years**
- **S&P 500 Company**

(1) Represents percent of pro rata NOI as of 3/31/17.
(2) Oakland includes Alameda and Contra Costa Counties.
(3) Multifamily REITs represent the total return of 6 peers through 3/31/17.

KEY STRATEGIC OBJECTIVES

- **Add value** through strategic redevelopment
- **Acquire and develop** West Coast properties near transportation nodes in submarkets with highest expected rent growth
- **Drive rent growth** on high occupancy
- Maintain **strong balance sheet** and **financial flexibility**



The Dylan
Los Angeles, CA

SOLID WEST COAST FUNDAMENTALS

ESSEX
PROPERTY TRUST, INC.

SOLID WEST COAST JOB GROWTH

ESSEX PROPERTY TRUST, INC.

- ESS PORTFOLIO WEIGHTED AVERAGE JOB GROWTH CONTINUES TO OUTPACE THE U.S.
- JOB OPENINGS REMAIN STRONG BUT A TIGHT LABOR POOL IS HAVING AN IMPACT ON EMPLOYERS ABILITY TO HIRE



Trailing 3 Month Job Growth
As of April 2017
4%
3%
2%
1%
0%
ESS Portfolio Wtd. Avg.(1) = 2.0%
U.S. Avg. = 1.5%
Seattle
San Francisco
Oakland
Boston
San Jose
San Diego
Washington DC
Los Angeles
New York
Orange County
ESS Markets
Non ESS Markets

Source: BLS (not seasonally adjusted)

(1) For those markets included in this graph which represents 94% of Essex's NOI at the Company's pro rata share as of 3/31/17.

ESSEX PROPERTY TRUST, INC.

- FAVORABLE DEMOGRAPHIC TRENDS INDICATE CONTINUED STRONG RENTAL DEMAND FROM THE KEY RENTAL COHORT

U.S. Population by Age Group
(in Millions)


70
65
60
55
50
45
40
Key Rental Cohort
20-34
35-49
50-64
2015 Population
2005 Population

18-34 Year Olds Living with Parents in U.S.
(in Millions)


25
20
15
10
5
0
34%
32%
30%
28%
26%
24%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Total # Living with Parents (left axis)
% Living with Parents (right axis)

Source: Census

STRONG HOUSEHOLD INCOME GROWTH VS. RENT GROWTH

ESSEX PROPERTY TRUST, INC.

- HOUSEHOLD INCOME GROWTH IS OUTPACING RENT GROWTH IN MANY ESS MARKETS, WHICH IS IMPROVING AFFORDABILITY IN THE NORTHERN CALIFORNIA MARKETS



CAGR in Household Incomes vs Rents
(2016 - 2017E)
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
San Francisco
San Jose
Oakland
Los Angeles
Orange County
Seattle
San Diego
Household Income CAGR ('16-'17E)
Rent Growth CAGR ('16A - '17E)

Source: Moody's, RCG, Axio, and Essex

FAVORABLE SUPPLY/DEMAND IMBALANCE

ESSEX PROPERTY TRUST, INC.

- IN 2017, WE EXPECT DEMAND AND SUPPLY TO BE IN BALANCE WHICH SHOULD LEAD TO RENTS GROWING CONSISTENT WITH THE LONG-TERM AVERAGE
- HISTORICAL SUPPLY/DEMAND IMBALANCE PERPETUATES CONTINUED PENT-UP DEMAND, WHICH SHOULD BENEFIT OUR MARKETS OVER THE NEXT SEVERAL YEARS AS 2017 SUPPLY IS ABSORBED

Ratio of New Household Formation to New Supply(1)



5.0
4.0
3.0
2.0
1.0
0.0
Ratio of Demand to Supply(1)
Los Angeles
Orange County
San Diego
San Francisco
Oakland
San Jose
Seattle
2011-2016 Average
2017E

2017E Rent Growth



6%
4%
2%
0%
ESS Markets Wtd. Average(2): 3.6%
Los Angeles
Orange County
San Diego
San Francisco
Oakland
San Jose
Seattle

Source: BLS and Essex

(1) New household formation is based upon a ratio of 2 jobs to create one new household.

(2) Markets weighted by scheduled rent in the Company's portfolio.

DEMAND TO EXCEED SUPPLY IN ESS MARKETS

ESSEX PROPERTY TRUST, INC.

- IN ESS' SUPPLY CONSTRAINED MARKETS, DEMAND IS EXPECTED TO EXCEED SUPPLY RELATIVE TO OTHER MAJOR METROS FOR THE NEXT SEVERAL YEARS

New Household Formation to Total New Supply[1]



Core Essex Markets
Other Markets
Essex Portfolio
U.S.
$1,200
$1,000
$800
$600
$400
$200
$0
Median Single Family and Condo Home Price (in 000s, NAR & CoreLogic)
San Francisco
San Jose
ESS Los Angeles Submarket
Orange County
Oakland
Essex Portfolio*
San Diego
Los Angeles
Seattle
Denver
New York
Boston
Nassau-Suffolk
DC
Miami
Baltimore
U.S.
Houston
Phoenix
Atlanta
Dallas
0.0
0.5
1.0
1.5
2.0
2.5
Ratio of New Home Demand to Total New Supply (2018F-2019F)

Source: NAR, Moody's, Dataquick, Economy.com permits, and Essex

*Essex Portfolio weighted by % of SS Revenue.

(1) New Home demand based upon a ratio of 2 forecast jobs to create one household (forecasts are ESS and Moody's). Total new supply based on ESS forecasts and total permits, assuming a 12 month completion lag; except U.S., which is based on forecast starts (permits and starts from Moody's).

ESSEX
PROPERTY TRUST, INC.

- ESS CA SUPPLY AS A PERCENT OF STOCK HAS HISTORICALLY REMAINED BELOW 1%
- RELATIVE TO THE NATION, ESS' CA MARKETS HAVE LESS HOUSING SUPPLY WITH BETTER JOB GROWTH


Total Permits as a % of Total Stock
ESS CA vs. U.S.
2.0%
1.5%
1.0%
0.5%
0.0%
Dec-90
Dec-92
Dec-94
Dec-96
Dec-98
Dec-00
Dec-02
Dec-04
Dec-06
Dec-08
Dec-10
Dec-12
Dec-14
Dec-16


Single Family Permits as a % of Single Family Stock
ESS CA vs. U.S.
2.0%
1.5%
1.0%
0.5%
0.0%
Dec-90
Dec-92
Dec-94
Dec-96
Dec-98
Dec-00
Dec-02
Dec-04
Dec-06
Dec-08
Dec-10
Dec-12
Dec-14
Dec-16
ESS CA Permits as % of Stock
U.S. Permits as % of Stock

Source: Census, Essex, and Rosen Consulting Group

MULTIFAMILY SUPPLY OUTLOOK

ESSEX PROPERTY TRUST, INC.

- MULTIFAMILY SUPPLY AS A % OF MULTIFAMILY STOCK IS EXPECTED TO DECREASE IN ESS' NORTHERN CALIFORNIA AND SEATTLE MARKETS IN 2018
- SUPPLY IS EXPECTED TO REMAIN RELATIVELY FLAT IN OUR SOUTHERN CALIFORNIA MARKETS

Multifamily Supply as a % of Multifamily Stock[1]


2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Southern CA
Northern CA
Seattle
2016
2017
2018

Source: Essex

(1) 2017 represents forecasted data and 2018 represents preliminary estimates.

RENT GROWTH OUTLOOK-AXIO FORECAST

ESSEX PROPERTY TRUST, INC.

- ESS' NORTHERN CALIFORNIA MARKETS ARE PROJECTED TO BE THE TOP PERFORMING MARKETS IN 2018 & 2019
- MORE THAN 70% OF ESS' TOTAL NOI IS IN THE TOP PROJECTED MSA'S BY RENT GROWTH IN 2018 & 2019

Top Projected Rent Growth Markets

Rank	MSA Name	'18E-'19E CAGR Rent Growth	% of ESS Total NOI[1]
1	**San Francisco, CA**	**5.3%**	**8.7%**
2	**San Jose, CA**	**4.8%**	**18.4%**
3	**Oakland, CA**	**4.5%**	**12.0%**
4	Santa Rosa, CA	4.2%	
5	**San Diego, CA**	**4.2%**	**8.3%**
6	Phoenix, AZ	4.0%	
7	Denver, CO	4.0%	
8	Raleigh, NC	4.0%	
9	Dallas, TX	4.0%	
10	**Ventura, CA**	**3.9%**	**4.5%**
11	Houston, TX	3.9%	
12	Charlotte, NC	3.9%	
13	Chicago, IL	3.9%	
14	**Los Angeles, CA**	**3.9%**	**19.4%**
15	Montgomery County, PA	3.8%	
ESS Top 15 Weighted Average[2]		**4.4%**	**71.3%**
U.S. Average Growth		**3.4%**	

Source: Axiometrics

(1) Represents the Company's pro rata share as of 3/31/17.

(2) Orange County (3.4%) and Seattle (3.3%) rank 39 and 42, respectively.

INVESTMENT OVERVIEW

ESSEX
PROPERTY TRUST, INC.

CORE COMPETENCIES TO CREATE VALUE

ESSEX PROPERTY TRUST, INC.

- **ACQUISITIONS**
  - Improve the NAV/sh, cash flow/sh and growth prospects of the Company
- **DEVELOPMENT**
  - Develop high-quality tenant desired apartment homes near transportation nodes
- **REDEVELOPMENT**
  - Focused on rent justified improvements to maximize NOI and value
- **CO-INVESTMENT PLATFORM**
  - Facilitates growth via private capital and provides attractive risk adjusted returns


Avant


One South Market


Bunker Hill (Rendering)


Park 20

ESSEX PROPERTY TRUST, INC.

KEY INVESTMENT TARGETS

- Improve portfolio growth through dispositions of select assets
- Utilize co-investment platform to maximize total return
- Large discounts to NAV (>10%) would likely result in increased disposition activity
- Originate preferred equity transactions with conservative loan underwriting

Acquisitions

Property Name	City	Location	Apartment Homes	Age	Contract Price ('000's)	Price/ Home
Palm Valley	San Jose	Northern CA	1,098	9	$ 183,000[1]	$ 333
Sage	San Jose	Northern CA	230	46	$ 90,000[2]	$ 391
Total/Weighted Average			**1,328**	**15**	**$ 273,000**	**$ 352**

Dispositions

Property Name	City	Location	Apartment Homes	Age	Contract Price ('000's)	Price/ Home
Jefferson at Hollywood	Los Angeles	Southern CA	270	7	$ 132,500	$ 491



Palm Valley



Jefferson at Hollywood

(1) Represents the 50% interest acquired in Jan 2017.
(2) Represents the property valuation used for the issuance of DownREIT units.

DEVELOPMENT PIPELINE UPDATE

ESSEX PROPERTY TRUST, INC.

- FORECASTED SPEND OF **$215M** AT PRO RATA SHARE ON DEVELOPMENT PROJECTS IN 2017



Century Towers,
San Jose CA

Delivery of Development Timeline[2]			
	# of Properties	Units	Total Cost[1]
2017	2	627	$258
2018	3	1,341	$880
Total	**5**	**1,968**	**$1,138**

ESS Share[3]	
Total Cost	$923
Unfunded Cost	$486
Total cost as a % of total market cap.	4.3%
Unfunded cost as a % of total market cap.	2.3%

(1) Total cost in millions and not ESS share. Includes only those projects under construction as of 3/31/17.
(2) Based on initial occupancy.
(3) As of 3/31/17.

FINANCIAL PERFORMANCE, 2017 GUIDANCE, & CAPITAL STRUCTURE

ESSEX
PROPERTY TRUST, INC.

ESSEX PROPERTY TRUST, INC.

- ESS SAME-PROPERTY NOI GROWTH HAS EXCEEDED THE PEER AVERAGE BY **3.4%** ANNUALLY SINCE 2012
- IN 2017, NOI GROWTH IS EXPECTED TO CONTINUE TO OUTPERFORM THE PEER GROUP



Same-Property NOI Growth
10%
8%
6%
4%
2%
0%
8.9%
5.5%
3.7%
2.8%
2012-2016 CAGR
2017E (1)
ESS
Peer Average (2)

Source: Company Disclosures

(1) 2017 represents the midpoint of guidance as of First Quarter Earnings Releases.

(2) Peer average represents 6 multifamily REITs.

2017 YEAR-TO-DATE SAME-PROPERTY REVENUE GROWTH

ESSEX PROPERTY TRUST, INC.

- YEAR-TO-DATE SAME-PROPERTY REVENUE GROWTH IS TRACKING FAVORABLE TO THE MIDPOINT OF OUR FULL-YEAR GUIDANCE, BUT CONSISTENT WITH OUR EXPECTATIONS THAT GROWTH WILL DECELERATE THROUGHOUT THE YEAR
- WE EXPECT NEW SUPPLY DELIVERIES TO CONTINUE TO IMPACT OUR SAME-PROPERTY RESULTS
- NATIONAL JOB GROWTH EXPECTATIONS REMAIN MUTED

Same-Property Revenue Growth	Q1 2017 Actuals	Preliminary April/ May 2017	Year-to-Date through May	Midpoint of Full-Year 2017 Guidance Range
Southern California	4.8%	4.0%	4.5%	4.0%
Northern California	3.6%	3.0%	3.4%	2.0%
Seattle	7.9%	7.0%	7.5%	5.0%
Total Same-Property	**5.0%**	**4.2%**	**4.6%**	**3.5%**

2017 FULL-YEAR GUIDANCE

ESSEX
PROPERTY TRUST, INC.

	Current Guidance as of Q1' 17	Change to Midpoint of Initial Guidance
National GDP Forecast	2.2%	No Change
National Job Growth	1.6%	No Change
ESS Job Growth	2.2%	No Change
ESS Market Rent Growth	3.6%	No Change
ESS Same-Property Revenue Growth	3.5%	0.25%
ESS Same-Property Expense Growth	3.0%	No Change
ESS Same-Property NOI Growth	3.7%	0.32%
Total FFO Per Share	$11.76	$0.10
Core FFO Per Share (1)	$11.76	$0.08
Total FFO Per (Diluted) Share Growth	5.8%	1.2%
Core FFO Per (Diluted) Share Growth (1)	6.5%	0.7%

Source: Company Disclosures
(1) Core FFO excludes acquisition costs and non-routine items.

2017 MSA LEVEL FORECAST

ESSEX PROPERTY TRUST, INC.

ESSEX PROPERTY TRUST, INC.

2017 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply [1]					Job Forecast [2]		Market Forecast [3]
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs Dec-Dec	% Growth	Economic Rent Growth
Los Angeles	10,750	6,550	17,300	0.7%	0.5%	69,800	1.6%	3.7%
Orange	6,550	4,650	11,200	1.6%	1.0%	36,400	2.3%	4.2%
San Diego	3,200	3,900	7,100	0.7%	0.6%	34,150	2.4%	5.2%
Ventura	450	375	825	0.7%	0.3%	5,100	1.7%	3.9%
So. Cal.	**20,950**	**15,475**	**36,425**	**1.0%**	**0.6%**	**145,450**	**2.0%**	**4.2%**
San Francisco	4,750	700	5,450	1.3%	0.8%	22,500	2.1%	2.2%
Oakland	2,850	5,250	8,100	0.9%	0.8%	19,000	1.7%	2.4%
San Jose	3,250	2,350	5,600	1.4%	0.8%	26,850	2.5%	2.6%
No. Cal.	**10,850**	**8,300**	**19,150**	**1.2%**	**0.8%**	**68,350**	**2.2%**	**2.5%**
Seattle	**10,950**	**8,650**	**19,600**	**2.3%**	**1.6%**	**44,600**	**2.7%**	**4.6%**
Weighted Average[4]	**42,750**	**32,425**	**75,175**	**1.3%**	**0.9%**	**258,400**	**2.2%**	**3.6%**

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2017 G.D.P. Growth: 2.2% , 2017 Job Growth: 1.6%

(1) **Residential Supply:** total supply includes the Company's estimate of actual multifamily deliveries including properties with 50+ units and excludes student, senior and 100% affordable housing communities. Single family estimates based on an average trailing 12 month single family permit. Previous presentations had included multifamily deliveries of 100+ units and excluded student, senior and 100% affordable housing.

(2) **Job Forecast:** refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.

(3) **Market Forecast:** the estimated rent growth represents the forecasted change in effective market rents for full year 2017 vs 2016 (excludes submarkets not targeted by Essex).

(4) **Weighted Average:** markets weighted by scheduled rent in the Company's Portfolio.

CAPITAL STRUCTURE & LIQUIDITY PROFILE

ESSEX PROPERTY TRUST, INC.

$21.3 BILLION TOTAL CAPITALIZATION



Secured Debt 10%
Unsecured Debt 15%
Credit Facility 1%
Equity 74%
Equity
Credit Facility
Unsecured Debt
Secured Debt

DEBT SUMMARY ($ MILLION)

Unsecured Debt	
Bonds	$2,865
Term Loan[1]	350
Line of Credit[1]	176
Unamortized Premiums & Debt Issuance Costs	(20)
Total Unsecured Debt	**$3,371**
Mortgage Debt	
Fixed Rate	$1,911
Variable Rate[1]	282
Unamortized Premiums & Debt Issuance Costs	39
Total Secured Mortgage Debt	**$2,231**
Total Consolidated Debt	**$5,603**

LIQUIDITY PROFILE ($ MILLION)

Unsecured Credit Facility - Committed	$1,025
Balance Outstanding	176
Undrawn Portion of Credit Facility	**$849**
Cash, Cash Equivalents & Marketable Securities	239
Total Liquidity	**$1,088**

Source: Company Disclosures
As of 3/31/17
(1) Variable rate debt represents 10.8% of total consolidated debt.

STRONG CREDIT PROFILE

ESSEX PROPERTY TRUST, INC.

SELECT BALANCE SHEET RATIOS	1Q'17	4Q'16	COVENANT	TARGETS
Secured Debt / Adjusted Total Assets	15%	15%	< 40%	< 15%
Total Debt / Adjusted Total Assets	38%	38%	< 65%	< 40%
Interest Coverage	394%	390%	> 150%	> 325%
Unsecured Debt Ratio(1)	292%	282%	> 150%	> 250%
Net Indebtedness to Adjusted EBITDA(2)(3)	5.7X	5.9X		5.5X – 7.0X
Unencumbered NOI to Adjusted Total NOI	68%	67%		> 70%

CREDIT RATINGS

FITCH: BBB+ (STABLE)
MOODY'S: Baa1 (STABLE)
S&P: BBB+ (STABLE)

Source: Company Disclosures

(1) Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
(2) Net Indebtedness is total debt less unamortized premiums, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities.
(3) Adjusted EBITDA excludes non-routine items in earnings and other adjustments as outlined in the Company's earnings supplement as shown on S-17.1.

WELL LADDERED DEBT MATURITY SCHEDULE

ESSEX PROPERTY TRUST, INC.



Debt Maturity Schedule(1)
Debt Maturities in Millions ($)
1,000
800
600
400
200
0
75
40
302
0
578
75
695
0
53
500
43
650
2
600
2
400
16
500
55
450
166
0
205
0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter
Unsecured Debt
Secured Debt

Weighted Average Interest Rate

4.8%	5.3%	4.3%	4.8%	4.3%	3.0%	3.6%	4.0%	3.5%	3.4%	2.5%	2.1%

% of Total Debt Maturing/Year

2.1%	5.6%	12.1%	12.9%	10.2%	12.8%	11.1%	7.4%	9.6%	9.3%	3.1%	3.8%

(1) As of 3/31/2017. Excludes lines of credit.

APPENDIX

ESSEX
PROPERTY TRUST, INC.

ESSEX PROPERTY TRUST, INC.

NORTHERN CALIFORNIA HIGHLIGHTS

- Both San Francisco MD and San Jose job growth continue to outpace the U.S. with 2.5% and 1.8%, respectively, over the trailing three month period ended in April.
- Employers continue to expand in Northern California:
  - Google is expanding their footprint in San Francisco to nearly 900,000 sf.
  - There was 7.6M sf of office space under construction in the first quarter in Silicon Valley (51% of which is pre-leased).
  - There was 6.4M sf of office space under construction in San Francisco in the first quarter (38% of which is pre-leased).
  - The top 10 tech firms have 7,800 job openings in California.

Market Data	U.S.	San Francisco	San Jose
Trailing 3 Month Job Growth	1.5%	2.5%	1.8%
Personal Income Growth 2017F	3.9%	6.2%	5.1%
Median Home Price[(1)]	$235,000	$1,089,000	$845,000
Median Home Price YOY % Increase[(2)]	5.2%	7.3%	9.0%

Source: Axiometrics, CoreLogic, Moody's, RCG, SNL, BLS, NAR, Census and Essex Disclosures as of March 2017. Trailing 3 months ended April 2017.

(1) Home Prices as of March 2017. U.S. uses NAR 1Q17.

(2) As of February 2017

NORTHERN CALIFORNIA AREA MAP



Benicia
Rodeo
Hercules
Martinez
Pittsburg
Antioch
Fairfax
San Rafael
Concord
Coast Ranges
Larkspur
Corte Madera
Mill Valley
Pleasant Hill
Clayton
Mount Diablo
Albany
Orinda
Lafayette
Sausalito
Moraga
Alamo
Danville
Canyon
Alameda
Tassajara
San Leandro
Daly City
Castro Valley
South San Francisco
Pleasanton
Livermore
Pacifica
San Francisco Bay
Millbrae
Scarper Peak
Moss Beach
El Granada
Half Moon Bay
Menlo Park
Palo Alto
Stanford
Coyote Creek
Milpitas
East Foothills
Cupertino
Saratoga
Seven Trees
Los Gatos

Northern CA	Totals
Units	19,966
Properties	76
Pro rata % of NOI	39.4%
SS Occupancy	94.8%

LOS ANGELES AREA MAP


Santa Clarita
Humphreys
Olive View
San Fernando
Porter Ranch
Chatsworth Lake Manor
La Crescenta
La Canada Flintridge
Burbank
Hidden Hills
Calabasas
Glendale
Universal City
Santa Monica Mountains
Topanga
West Hollywood
Beverly Hills
Malibu
Topanga Beach
Culver City
Santa Monica
View Park
East Los Angeles
Commerce
Huntington Park
Florence
Bell
Inglewood
Graham
South Gate
Lennox
Westmont
Athens
El Segundo
Hawthorne
West Athens
Lynwood
Lawndale
Compton
Manhattan Beach
Gardena
Paramount

Los Angeles	Totals
Units	10,805
Properties	49
Pro rata % of NOI	19.4%
SS Occupancy	96.2%

LOS ANGELES HIGHLIGHTS

- Job growth in Los Angeles matched the U.S. for the trailing three month period ending in April.
- The largest job gains in April were reported from the Education and Health Services, and Leisure and Hospitality Service sectors.
- Los Angeles had net absorption of roughly 293,000 sf in the first quarter of 2017, with nearly 1.7M sf of office space under construction (11% of which is pre-leased).

Market Data	U.S.	Los Angeles
Trailing 3 Month Job Growth	1.5%	1.5%
Personal Income Growth 2017F	3.9%	5.0%
Median Home Price(1)	$235,000	$525,000
Median Home Price YOY % Increase(2)	5.2%	7.5%

Source: Axiometrics, Core Logic, Moody's, RCG, SNL, BLS, NAR, Census and Essex Disclosures as of March 2017. Trailing 3 months ended April 2017.

(1) Home Prices as of March 2017. Home prices in Los Angeles represent the entire county and not ESS submarkets, which had a weighted average home price of $797,300 as of March 2017. U.S. uses NAR 1Q17.

(2) As of February 2017

ORANGE COUNTY AREA MAP

Orange County	Totals
Units	6,932
Properties	28
Pro rata % of NOI	10.7%
SS Occupancy	96.5%


Ontario
Pomona
Walnut
Diamond Bar
Chino Hills
Chino
Los Serranos
Sleepy Hollow
Chino Hills State Park
Norwalk
La Mirada
Brea
Yorba Linda
Cerritos
Buena Park
Artesia
La Palma
Hawaiian Gardens
Cypress
Anaheim
Villa Park
Los Alamitos
Stanton
Orange
Garden Grove
North Tustin
Westminster
Santa Ana
Tustin
Silverado
Sunset Beach
Kathryn
Huntington Beach
Costa Mesa
Foothill Ranch
Lake Forest
Newport Beach
San Joaquin Hills
Mission Viejo
Laguna Hills
Aliso Viejo
Ladera Ranch
Laguna Beach

ORANGE COUNTY HIGHLIGHTS

- Job growth in Orange County lagged the U.S. for the trailing three month period ending in April.
  - The sectors showing the largest slowdowns included Construction, Leisure and Hospitality, and Education and Health Services.
  - The unemployment rate in Orange County was 3.7% as of March, the lowest in Southern California.
- Orange County absorbed approximately 158,000 sf of office space in the first quarter of 2017, representing 0.2% of stock, with approximately 1.7M sf currently under construction.

Market Data	U.S.	Orange County
Trailing 3 Month Job Growth	1.5%	1.0%
Personal Income Growth 2017F	3.9%	4.8%
Median Home Price(1)	$235,000	$645,000
Median Home Price YOY % Increase(2)	5.2%	5.7%

Source: Axiometrics, CoreLogic, Moody's, RCG, SNL, BLS,NAR Census and Essex Disclosures as of March 2017. Trailing 3 months ended April 2017.

(1) Home Prices as of March 2017. U.S. uses NAR 1Q17.

(2) As of February 2017

ESSEX
PROPERTY TRUST, INC.

SEATTLE AREA MAP


Rees Corner
Cathcart
Monroe
North Creek
MEADOWDALE
Lynnwood
Alderwood Manor
Edmonds
Kingston
Maltby
High Rock
CANYON CREEK
Mountlake Terrace
Brier
Woodway
Richmond Beach
Kenmore
Bothell
Woodinville
Puget Sound
Sheridan Beach
Duvall
Kingsgate
Lake Park
PINEHURST
White
Novelty
BLUE RIDGE
WEDGWOOD
Lake Washington
Kirkland
WEST WOODLAND
Fort Lawton
Adelaide
Yarrow Point
Clyde Hill
Medina
Seattle
Sammamish
Harbor Island
NORTH ADMIRAL
NORTH BEACON HILL
Beaux Arts Village
Eastgate
Mercer Island
Issaquah
Bryn Mawr
Renton
Mirrormont
Hobart

Seattle	Totals
Units	12,196
Properties	56
Pro rata % of NOI	16.8%
SS Occupancy	97.0%

SEATTLE HIGHLIGHTS

- Seattle continues to demonstrate strong job growth with 3.0% for the trailing three months as of April.
- Job growth in the Information Sector increased 5.9% year-over-year as of April.
- There were roughly 9,600 Amazon job openings in Washington as of the first quarter of 2017, a 28% increase compared to the same period last year.
- Office absorption in Seattle was 1.9M sf for the first quarter, or 2.0% of stock.
- Approximately 5.7M sf of office space is under construction in Seattle, with approximately 47% pre-leased.

Market Data	U.S.	Seattle
Trailing 3 Month Job Growth	1.5%	3.0%
Personal Income Growth 2017F	3.9%	5.5%
Median Home Price[1]	$235,000	$445,000
Median Home Price YOY % Increase[2]	5.2%	9.5%

Source: Axiometrics, Moody's, RCG, SNL, BLS, NAR, NWMLS, Census and Essex Disclosures as of March 2017. Trailing 3 months ended April 2017.

(1) Home Prices as of March 2017. U.S. uses NAR 1Q17.

(2) As of February 2017

COMMITMENT TO SUSTAINABILITY

ESSEX
PROPERTY TRUST, INC.

U.S. GREEN BUILDING COUNCIL: LEADERSHIP IN ENERGY AND ENVIRONMENTAL DESIGN (LEED)

Since 2009, Essex has developed six apartment communities that are LEED Certified, including two Gold and four Silver certifications, with three additional certifications currently pending. A nationally recognized program, LEED was established by the U.S. Building Council to encourage the design of environmentally responsibly buildings. LEED is the most widely used third-party verification for green buildings worldwide.

BUILD IT GREEN: GREENPOINT RATED

Essex has achieved GreenPoint Rated certifications on eight ground-up multifamily developments since 2010. GreenPoint Rated is the most trusted independent green home certification program in California, providing proof that home certification program in California, providing proof that a home is healthy, comfortable, durable, and resource efficient. The program is administered by Build It Green, a nonprofit with a mission to help professionals adopt green practices and grow the market for efficient healthy homes.

GLOBAL REAL ESTATE SUSTAINABILITY BENCHMARK (GRESB)

Essex participated in the Global Real Estate Sustainability Benchmark for the first time in 2016, earning a "Green Star" for its sustainability performance, the highest possible designation. Essex received strong scores in several aspects including risks and opportunities, monitoring and EMS, policy and disclosure, and performance indicators, all of which are well above the peer average. Essex also received high marks in management and stakeholder engagement, both of which are in line with the peer average.

BUILT GREEN

Essex currently has two properties that have been certified under Built Green, an environmentally-friendly building program in Washington state. Created by the Master Builders Association of King and Snohomish Counties, the programs mission is to promote green building methods and practices, and to enhance its communities through leadership in sustainable development.

ESSEX PROPERTY TRUST, INC.

SUSTAINABLE COMMITMENT

- For the past 10 years, Essex has been incorporating green initiatives within its apartment communities
- In 2016, Essex participated in the GRESB Survey for the first time – Achieved GREEN STAR Rated Status
  - Ranked second among the multifamily peers

2006 – Began incorporating sustainable practices into development program

2008 – Formed Resource Management group to implement sustainable investments and rebate programs at operating properties

2009 – Completed first sustainable certified community

2014 – Completed 224 sustainable investments at operating properties

2015 – Launched resource management program at properties acquired in BRE merger

2016 – Currently developing CSR strategy; (internal framework in-place) and participated in GRESB survey

GRESB 2016

SUSTAINABLE INITIATIVES THROUGHOUT THE ORGANIZATION

DEVELOPMENT

- Since 2009, the Company has achieved:
  - ❑ LEED* certified status at 6 communities
  - ❑ GreenPoint Ratings* at 8 properties
  - ❑ Pursuing LEED certification on 3 recently completed developments

MAINTENANCE & REDEVELOPMENT

- We are focused on improving the efficiency of our properties through our redevelopment program and ongoing property maintenance activities
- Key Areas of Focus:
  - ❑ Energy Conservation
    - Installing high efficiency boilers and CO systems
    - Installing energy efficient lighting
  - ❑ Water Conservation
    - Drought tolerant landscaping
    - Installing rain sensors and drip irrigation
  - ❑ Waste Management
    - Reducing waste through the implementation of a recycling program in 2014

LIVING ENVIRONMENTS

- Caring for the environment by providing communities that:
  - ❑ Have good in-door air quality
    - Smoke-free, use of low or no VC paint, mandate green cleaning products
  - ❑ Promote recycling
  - ❑ Utilize paperless transactions through online portals
  - ❑ Are conveniently located near public transit

*LEED is a nationally recognized program established by the U.S. Green Building Council to encourage the design of environmentally responsible buildings. GreenPoint Rated is California-specific program through Build It Green, which encourages healthy, energy- and resource-efficient building practices in the state.